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                              ASSUMPTION AGREEMENT
                        FOR THE NOTES PURCHASE AGREEMENT

        AGREEMENT dated as of February 24, 1998 of Eagle-Picher Industries, Inc., an Ohio corporation (the "COMPANY"), and the Subsidiary Guarantors listed on the signature pages hereof (the "SUBSIDIARY GUARANTORS").

        WHEREAS, E-P Acquisition, Inc. (the "ISSUER"), Eagle-Picher Holdings, Inc., a Delaware corporation ("PARENT"), and SBC Warburg Dillon Read Inc. and ABN AMRO Incorporated (together, the "INITIAL PURCHASERS") have entered into the Notes Purchase Agreement dated as of the date hereof (the "NOTES PURCHASE AGREEMENT"); and

        WHEREAS, pursuant to the Merger Agreement dated as of December 23, 1997 (the "MERGER AGREEMENT") among the Eagle-Picher Industries, Inc. Personal Injury Settlement Trust, the Company, Assignor and Parent, Assignor has merged into the Company with the Company as the surviving corporation;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the Company and the Subsidiary Guarantors hereto agree as follows:

        SECTION 1. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Notes Purchase Agreement.

        SECTION 2. Assignment. The Company and the Subsidiary Guarantors hereby assume all of the obligations of the Issuer under the Notes Purchase Agreement. Upon the execution and delivery hereof by the the Company and the Subsidiary Guarantors, the Company shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of the "Issuer," and the Subsidiary Guarantors shall, as of the date hereof, be obligated to perform the obligations of Guarantors along with "Parent" under the Notes Purchase Agreement.

        SECTION 3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 4. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


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        IN WITNESS WHEREOF, the Company and the Subsidiary Guarantors have caused this Agreement to be executed and delivered as of the date first above written.

                                         EAGLE-PICHER INDUSTRIES, INC.

                                         By: /s/ ANDRIES RUIJSSENAARS
                                            -------------------------------
                                            Name: Andries Ruijssenaars
                                            Title: President

                                         DAISY PARTS, INC.

                                         By: /s/ ANDRIES RUIJSSENAARS
                                            -------------------------------
                                            Name: Andries Ruijssenaars
                                            Title: Authorized Person

                                         EAGLE-PICHER DEVELOPMENT
                                            COMPANY, INC.

                                         By: /s/ ANDRIES RUIJSSENAARS
                                            -------------------------------
                                            Name: Andries Ruijssenaars
                                            Title: President


                                         EAGLE-PICHER FAR EAST, INC.

                                         By: /s/ ANDRIES RUIJSSENAARS
                                            -------------------------------
                                            Name: Andries Ruijssenaars
                                            Title: Authorized Person




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                                         EAGLE-PICHER FLUID SYSTEMS, INC.



                                         By: /s/ ANDRIES RUIJSSENAARS
                                            -------------------------------
                                            Name: Andries Ruijssenaars
                                            Title: Authorized Person


                                         EAGLE-PICHER MINERALS, INC.



                                         By: /s/ ANDRIES RUIJSSENAARS
                                            -------------------------------
                                            Name: Andries Ruijssenaars
                                            Title: Authorized Person


                                         EAGLE-PICHER TECHNOLOGIES, LLC



                                         By: /s/ ANDRIES RUIJSSENAARS
                                            -------------------------------
                                            Name: Andries Ruijssenaars
                                            Title: Director-Manager


                                         HILLSDALE TOOL &
                                         MANUFACTURING CO.



                                         By: /s/ ANDRIES RUIJSSENAARS
                                            -------------------------------
                                            Name: Andries Ruijssenaars
                                            Title: Authorized Person


                                         MICHIGAN AUTOMOTIVE RESEARCH
                                            CORPORATION



                                         By: /s/ ANDRIES RUIJSSENAARS
                                            -------------------------------
                                            Name: Andries Ruijssenaars
                                            Title: Authorized Person



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